SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

United Financial Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[  ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
........................................................................

2) Aggregate number of securities to which transaction applies:

.......................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

.......................................................................
4) Proposed maximum aggregate value of transaction:

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

United Financial Bancorp, Inc.

June 12, 2006

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of United Financial Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts at 10:00 a.m. (local time) on July 20, 2006.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors to the Board of Directors of the Company, the approval of the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan, and the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2006. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, “FOR” the approval of 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Richard B. Collins

Richard B. Collins
President and Chief Executive Officer

P.O. Box 9020
West Springfield, MA 01090-9020
413-787-1700

United Financial Bancorp, Inc.
95 Elm Street
West Springfield, Massachusetts 01089
(413) 787-1700

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 20, 2006

Notice is hereby given that the Annual Meeting of United Financial Bancorp, Inc. (the “Company”) will be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts at 10:00 a.m. (local time) on July 20, 2006.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors to the Board of Directors;

2.	the approval of the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan;

3.    the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on May 22, 2006 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s Main Office, 95 Elm Street, West Springfield, Massachusetts, for the 20 days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Diane P. Wilson

Diane P. Wilson
Corporate Secretary

June 12, 2006

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

United Financial Bancorp, Inc.
95 Elm Street
West Springfield, Massachusetts 01089
(413) 787-1700

ANNUAL MEETING OF STOCKHOLDERS
July 20, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of United Financial Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts, on July 20, 2006, at 10:00 a.m. (local time), and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 12, 2006.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on May 22, 2006 (the “Record Date”) are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 17,205,995 shares of common stock issued and outstanding, 9,189,722 of which were held by United Mutual Holding Company (the “MHC”) and 8,016,273 of which were held by stockholders other than the MHC (“Minority Stockholders”). The presence in person or by proxy of a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the MHC’s shares will assure a quorum is present at the Annual Meeting.

In accordance with the provisions of the Company’s Charter, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Limit does not apply to shares of common stock held by the MHC.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the three nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the approval of the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan (the “Incentive Plan”), the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the approval of the Incentive Plan; (ii) vote “AGAINST” the approval of the Incentive Plan; or (iii) “ABSTAIN” from voting on the approval of the Incentive Plan. The approval of the Incentive Plan requires the affirmative vote of a majority of the shares present and voting held by Minority Stockholders and by the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. The ratification of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked “ABSTAIN.”

Management of the Company anticipates that the MHC, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the MHC votes all of its shares of common stock in favor of the election of the three nominees proposed by the Board and in favor of the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm, the approval of each such proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, including shares owned by its directors and executive officers as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership(1)	Outstanding

Principal Stockholders:

United Mutual Holding Company	9,189,722	53.41%
95 Elm Street
West Springfield, Massachusetts 01089

United Mutual Holding Company(2)	9,340,020	54.28%
and all Directors and Executive Officers
as a group (20 persons)
_____________________________
(1)    A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)    The Company’s executive officers and directors are also executive officers and directors of the MHC. Excluding shares held by the MHC, the Company’s executive officers and directors owned an aggregate of 150,298 shares, or 0.87% of the outstanding shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of 12 members, and is divided into three classes with one class of directors elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Kevin E. Ross, Robert A. Stewart, Jr. and Thomas H. Themistos, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a three-year period and until his successor has been elected and shall qualify. Directors George W. Jones and Donald G. Helliwell will be retiring from the Board of Directors in compliance with the age limitation provision of the Company’s bylaws. The Company anticipates amending its bylaws effective at the Annual Meeting to reduce the authorized number of directors from twelve to ten members.

The table below sets forth certain information, as of the Record Date, regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Names and Addresses (1)	Age(2)	Positions Held	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)	Percent of Class

NOMINEES

Kevin E. Ross	53	Director	1991	2006	2,500	*
Robert A. Stewart, Jr.	55	Director	1991	2006	2,500	*
Thomas H. Themistos	66	Director	2004	2006	2,400	*

DIRECTORS CONTINUING IN OFFICE

Robert W. Bozenhard, Jr.	71	Chairman of the Board of Directors	1984	2007	10,000	*
Michael F. Crowley	48	Director	2001	2007	15,000(5)	*
Carol Moore Cutting	57	Director	2001	2007	2,650(6)	*
Carol A. Leary	59	Director	2001	2007	5,000	*
Richard B. Collins	63	Director, President and Chief Executive Officer	2002	2008	30,000(7)	*

G. Todd Marchant	67	Director	1991	2008	2,000(8)	*
Michael F. Werenski	46	Director	1991	2008	30,000(9)	*

DIRECTORS NOT CONTINUING IN OFFICE

George W. Jones	72	Director	1985	2006	2,000(10)	*
Donald G. Helliwell	72	Director	1975	2008	10,000	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Keith E. Harvey	58	Executive Vice President, Operations and Retail Sales	N/A	N/A	10,000	*
Donald F.X. Lynch(11)	60	Executive Vice President, Chief Financial Officer and Corporate Secretary	N/A	N/A	10,000	*
Mark A. Roberts(12)	43	Executive Vice President and Chief Financial Officer	N/A	N/A	1,500	*
J. Jeffrey Sullivan	42	Executive Vice President and Chief Lending Officer	N/A	N/A	4,311	*
John J. Patterson	59	Senior Vice President, Risk Management	N/A	N/A	3,577(13)	*
William Clark	41	Senior Vice President, Residential Lending	N/A	N/A	352	*
Laurie J. Rollins	47	Vice President, Treasurer	N/A	N/A	1,000(14)	*
Dena M. Hall	32	Vice President, Marketing and Community Relations	N/A	N/A	170(15)	*

All Directors and Executive Officers as a Group (20 persons)					150,298(16)	0.87

(1)	The mailing address for each person listed is 95 Elm Street, West Springfield, Massachusetts 01089.
(2)	As of May 22, 2006.
(3)    Reflects initial appointment to the Board of Directors of the mutual predecessor of United Bank.
(4)    See definition of “beneficial ownership” in the table in “Security Ownership of Certain Beneficial Owners.”
(5)
Includes 5,000 shares of common stock held in Mr. Crowley’s individual retirement account, 4,000 shares of common held by Mr. Crowley as custodian for his son and 3,000 shares of common held by Mr. Crowley as custodian for his daughter.

(6)	Includes 2,500 shares of common stock held in Ms. Cutting’s individual retirement account and 50 shares of common stock held by a corporation.
(7)	Includes 15,000 shares of common stock held by Mr. Collins’ spouse.
(8)	Includes 2,000 shares of common stock held in a trust.
(9)	Includes 4,600 shares held by Mr. Werenski’s spouse’s individual retirement account, 5,600 held in Mr. Werenski’s individual retirement accounts and 200 shares held by Mr. Werenski’s spouse.
(10)	Includes 2,000 shares of common stock held by Mr. Jones’ individual retirement account.
(11)	Mr. Lynch left the Company, effective May 5, 2006.
(12)	Mr. Roberts joined the Company on May 8, 2006.
(13)	Includes 1,777 shares of common stock held in Mr. Patterson’s individual retirement account.
_________________________________
(Footnotes continue on following page)

_________________________
(14)	Includes shares of common stock held in a joint account with Ms. Rollins’ son.
(15)	Includes shares of common stock held in a joint account with Ms. Hall’s spouse.
(16)
Includes 5,337.553 shares of Common Stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 609,236 shares of Common Stock (representing 3.5% of the shares of Common Stock outstanding as of the Record Date) owned by the ESOP for the benefit of the employees of the Company and the Bank. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

*	Less than three-tenths of 1%.

The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

Directors

Robert W. Bozenhard, Jr . is the Chairman of the Board of Directors of the Company and United Bank (the “Bank”). Mr. Bozenhard joined the Bank’s Board of Directors in 1984 and became Chairman in 2003. Mr. Bozenhard is a partner with the law office of Bozenhard, Socha & Ely in West Springfield, Massachusetts.

Richard B. Collins is President and Chief Executive Officer of the Company and the Bank. Mr. Collins joined the Bank in 2001 as President. Mr. Collins became the Chief Executive Officer and joined the Bank’s Board of Directors in 2002. Prior to his affiliation with the Bank, Mr. Collins was President and Chief Executive Officer of First Massachusetts Bank, N.A.

Michael F. Crowley is President of Crowley Real Estate Appraisers, Inc., located in Springfield, Massachusetts.

Carol Moore Cutting is the owner, President and General Manager of Cutting Edge Broadcasting Incorporated, a radio station located in Northampton, Massachusetts.

Donald G. Helliwell is retired. Prior to his retirement in 1987, Mr. Helliwell served as Chief Executive Officer and owner of Westfield Coatings Corporation located in Westfield, Massachusetts.

George W. Jones is retired. Prior to his retirement in 1991, Mr. Jones served as President and Chief Executive Officer of Eastern States Exposition, located in West Springfield, Massachusetts.

Carol A. Leary is President of Bay Path College, located in Longmeadow, Massachusetts.

G. Todd Marchant is retired. Prior to his retirement in 2005, Mr. Marchant was a financial consultant with Grigsby and Smith, located in East Longmeadow, Massachusetts.

Kevin E. Ross is Vice President and Treasurer of Ross Insurance Agency, Inc., located in Holyoke, Massachusetts.

Robert A. Stewart, Jr. is President of Chase, Clarke, Stewart & Fontana, Inc., an insurance agency, located in Springfield, Massachusetts.

Thomas H. Themistos, CPA/PFS is a member of the firm Kostin, Ruffkess, Themistos & Dane, LLC, a regional public accounting firm with offices in Springfield, Massachusetts and Farmington and New London, Connecticut.

Michael F. Werenski is President and Treasurer of Marion & Werenski Insurance and Real Estate Agency, Inc., located in South Hadley, Massachusetts.

Executive Officers of the Company Who Are Not Also Directors

Donald F.X. Lynch was Executive Vice President, Chief Financial Officer and Secretary of the Company and the Bank. Mr. Lynch left the Company and the Bank on May 5, 2006.

Mark A. Roberts is the Executive Vice President and Chief Financial Officer of the Company and the Bank. He joined the Company and the Bank on May 8, 2006. He was most recently the Vice President and Controller for The Connecticut Bank and Trust Company in Hartford, Connecticut and was the Vice President of Finance at Woronoco Savings Bank for six years.

Laurie J. Rollins is the Treasurer of the Company and the Bank. She joined the Bank in 1988.

Executive Officers of the Bank Who Are Not Also Directors

William Clark is Senior Vice President, Residential Lending. Mr. Clark joined the Bank in 1998.

Dena M. Hall is the Vice President of Marketing and Community Relations of the Bank. She joined the Bank in 2005. Previously, she was the Director of Marketing for Woronoco Savings Bank.

Keith E. Harvey is the  Executive Vice President for Operations and Retail Sales of the Bank. Mr. Harvey joined the Bank in 1984.

John J. Patterson is Senior Vice President, Risk Management of the Bank. Mr. Patterson joined the Bank in 1993.

J. Jeffrey Sullivan  joined the Bank in 2003 as Executive Vice President and Chief Lending Officer. Prior to joining the Bank, Mr. Sullivan was Senior Vice President of Business Development and Commercial Lending at the Bank of Western Massachusetts.

Board Independence

The Board of Directors has determined that, except as to Richard B. Collins, each member of the Board of Directors is an “independent director” within the meaning of the Nasdaq corporate governance listing standards. Mr. Collins is not considered independent because he is the President and Chief Executive Officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports during the year ended December 31, 2005.

Meetings and Committees of the Board of Directors

The business of the Boards of Directors of the Company and the Bank is conducted through meetings and activities of the Boards and their committees. The Board of the Company has the following committees: Audit Committee, Compensation Committee, Executive Committee and Governance Committee. The Board of the Bank has the following committees: Audit Committee, Compensation Committee, Executive Committee, Loan Committee and Governance Committee.

During the year ended December 31, 2005, the Board of Directors of the Company held 11 regular meetings and no special meetings; and the Board of Directors of the Bank held 12 regular meetings and no special meetings. During the year ended December 31, 2005, no director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served with the exception of the Executive Committee of the Bank, which met three times in 2005 on short notice to discuss the details of the pending acquisition of Levine Financial Group. Director Jones missed two of these meetings and Director Marchant missed one.

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. The Annual Meeting is the first annual meeting of the Company as a public company.

The Governance Committee

The Governance Committee of the Company consists of directors Cutting, Leary, Helliwell, Ross, Stewart and Themistos. Each member of the Governance Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.bankatunited.com. The Committee did not meet during the year ended December 31, 2005.

The functions of the Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with Nasdaq Stock Market listing requirements for board independence;

•
to make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.

The Governance Committee identifies nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders

The Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 95 Elm Street, West Springfield, Massachusetts 01089. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance Committee;

•
the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.” No submission for Board nominees was received by the Company for the Annual Meeting.

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual Director can write to the Corporate Secretary of the Company, at 95 Elm Street, West Springfield, Massachusetts 01089, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•              forward the communication to the Director or Directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.bankatunited.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website. There were no such amendments or waivers in 2005.

The Audit Committee

The Audit Committee of the Company consists of directors Cutting, Leary, Helliwell, Ross, Stewart and Themistos. Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Mr. Themistos qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•
considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee of the Company met five times during the year ended December 31, 2005. The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company. The charter is available at the Company’s website at www.bankatunited.com and is included as Appendix A to this Proxy Statement.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting processes. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2005;

•
discussed with the independent registered public accounting firm of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. In addition, the Audit Committee recommended that the Board of Directors appoint Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Carol Moore Cutting
Carol A. Leary
Donald G. Helliwell
Kevin E. Ross
Robert A. Stewart, Jr.
Thomas H. Themistos

Stock Performance Graph

Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock for the period beginning on July 13, 2005 through December 31, 2005, (b) the cumulative total return on stocks included in the SNL Thrift Index over such period, (c) the cumulative total return on stocks included in the Russell 2000 Index over such period, and (d) the cumulative total return on stocks included in the MHC Index over such period.

The cumulative total return on the Common Stock was computed assuming the reinvestment of cash dividends during the period and is expressed in dollars based on an assumed initial investment of $100.

There can be no assurance that the Common Stock’s performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

Compensation Committee Interlocks and Insider Participation

The full Board of Directors of the Bank approves the salaries to be paid each year to officers of the Bank at the level of Vice President and higher, based on the recommendations of the Compensation Committee. Richard B. Collins is a director of the Company in addition to being the President and Chief Executive officer of the Company and of the Bank. Mr. Collins does not participate in the Board of Directors’ determination of compensation for his office.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

Under rules established by the SEC, the Company is required to provide certain data and information regarding compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors has prepared the following report.

The Compensation Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its responsibilities related to the development of criteria and goals for the Company’s executive officers and the review and approval of the compensation and benefits of the Company’s executive officers. Annually, the Committee reviews the compensation level of the executive officers of the Company and the Bank and recommends changes to the Board of Directors. The Compensation Committee is composed entirely of non-employee directors. The Committee may ask members of management or others, including legal counsel, to attend meetings or to provide relevant information.

The Compensation Committee’s authority and responsibilities include, but are not limited to, reviewing, evaluating and recommending the following:

•
Company objectives relevant to the Chief Executive Officer and the cash and equity compensation of the Chief Executive Officer; evaluating the Chief Executive Officer’s performance relative to established goals; and reviewing, evaluating and recommending to the full Board of Directors Chief Executive Officer compensation;

•
goals relevant to the compensation of the Company’s executive officers and reviewing such officers’ performance in light of these goals and determining (or recommending to the full Board for determination) such officers’ cash and equity compensation based on this evaluation;

•	annual compensation percentage increases available to all staff; and

•	the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements.

The Committee is also responsible for administering the Company’s benefit plans related to any stock option plan or recognition and retention plan adopted by the Company, the Company’s Employee Stock Ownership Plan and various other benefit plans, as well as retaining and/or terminating the engagement of any compensation and benefit consultants or legal counsel used to assist the Committee in fulfilling its responsibilities.

The compensation program for the Company’s executive officers and other employees historically has consisted of two key elements: base salary and annual incentive plan payouts. In addition, in 2006 the Board of Directors recommended adoption of a stock-based incentive plan to provide the officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company. That plan is subject to stockholder approval and will be considered and voted on by stockholders at the Company’s 2006 Annual Meeting of Stockholders. It is included as Proposal 2 of this document.

Base Salaries. Base salary levels and changes to such levels reflect a variety of factors, including the results of the Compensation Committee’s review of reports from independent consulting firms as well as compensation surveys prepared by banking associations and professional firms. For 2005, as in past years, the Compensation Committee consulted with a nationally recognized compensation consulting firm to aid in establishing Bank-wide compensation levels. In addition, in 2005, the Compensation Committee obtained a summary of compensation paid to executives of similarly-sized financial institutions in the New England and Mid-Atlantic Regions. As a result of its review of that summary, the Committee concluded that base salaries and annual incentives offered by the Bank to executive officers were within the competitive range of similarly-situated financial services companies.

The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation based on such review. Factors considered by the Committee in 2005 included each executive officer’s performance relative to the strategic goals of the Company, general managerial oversight of the Company, the quality of communications with the Board of Directors, the Company’s record of compliance with regulatory requirements, and the officer’s self-assessment of his or her achievement of performance goals. The Compensation Committee also considers the executive officer’s attainment of extraordinary goals that may be identified by the Compensation Committee from year to year. In 2005, the Committee established goals related to the Company’s then-impending initial public offering. The increases to base compensation for the Company’s executive officers reflected their achievements related to the Company’s successful offering as well as their increased levels of responsibility at the newly-public Company.

While the Committee does not generally, and did not in 2005, use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it emphasized in 2005 and expects to continue to emphasize the profitability and scope of the Company’s operations, the experience, expertise and management skills of the Chief Executive Officer and other executive officers and their roles in the future success of the Company, as well as the compensation surveys discussed above. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

Incentive Plan Payouts. The Company’s Incentive Plan is designed to recognize and reward employees for their collective contributions to the Company’s success. The Incentive Plan focuses on the financial measures that the Board of Directors has determined are critical to the Company’s growth and profitability.

The Compensation Committee approves the goals and objectives set forth in the Company’s Incentive Plan and establishes annually the level of Incentive Plan amount, if any, to be awarded to employees, including executive officers under the plan. The aggregate amount of incentive payments available for distribution to employees in any year is based on the performance of the Company as measured against certain pre-established quantitative thresholds. Specifically, incentive payments are based on the Company’s ability to meet stated loan and deposit growth targets as well as non-quantitative factors evaluated at the discretion of the Compensation Committee. Once the aggregate incentive payment amount is established, individual incentive payments to employees, including executive officers, are calculated based on the employee’s base salary. In 2005, the incentive payments for the year ended December 31, 2005 to the Named Executive Officers (as defined below) are indicated in the table under “Executive Compensation.”

In 2005, the full Board of Directors (without the participation of Mr. Collins) determined the compensation of the Chief Executive Officer based on recommendations of the Compensation Committee. Factors considered by the Compensation Committee in recommending the Chief Executive Officer’s 2005 base salary included his individual performance, the performance of the Company under his direction and the advancement of the Company’s strategic goals. In 2005, with respect to Mr. Collins, the Committee recommended to the full Board of Directors a $64,855 increase in base salary to $340,000. Based on the calculations described above for the Incentive Plan, the Committee also recommended a $37,034 increase in Mr. Collins’ annual incentive award to $94,044. The full Board of Directors adopted the recommendation of the Compensation Committee.

This report has been provided by the Compensation Committee:

Carol Moore Cutting	Carol A. Leary	Donald G. Helliwell

Kevin E. Ross	Robert A. Stewart, Jr.	Thomas H. Themistos

Directors’ Compensation

Director Fees. Each of the individuals who serve as a director of the Company currently serves as a director of the Bank and earns director fees in that capacity unless a Company Board or committee meeting is on a separate day from a Bank Board or committee meeting, in which circumstance the same fees as would ordinarily be paid for a Bank Board or committee meeting would be paid to the directors. Each non-employee director of the Bank is paid a fee of $950 per meeting attended, with one excused paid absence allowed (for regularly scheduled meetings only) during the course of the year. Each director serving on a Board committee is paid a fee of $550

($650 for audit committee) per meeting attended, except for committee chairpersons who receive a fee of $600 ($700 for audit committee) per meeting attended. The Chairman of the Board is paid an annual retainer of $15,000 and all non-employee directors are paid annual retainers of $10,000. All non-employee directors also receive a fee of $550 when they attend “outside workshops.”

Each non-employee director of the Bank who also serves as a member of the Board of Directors of the United Charitable Foundation is paid a fee of $250 per meeting. The Foundation board of directors met one time in 2005. Directors Cutting, Helliwell, Leary, Ross, Stewart, and Themistos each received $250 for attending the meeting.

Directors Fee Continuation Plan. The Bank has adopted a Directors Fee Continuation Plan that provides that upon attainment of the normal retirement date (May 1st of the calendar year following the expiration of the term during which the participant attains age 72), a participant who has served as board chair and who is no longer serving as director and has not been terminated for cause will be entitled to an annual benefit payable for ten years of $24,000, reduced by 1/15 for each year of service as a director less than 15. A participant who had attained normal retirement age, has not served as board chair, is no longer serving as a director and has not been terminated for cause will receive an annual benefit payable for ten years of $15,000, reduced by 1/15 for each year of service as a director less than 15. In the event of death of the participant prior to receipt of all benefits under the plan, any unpaid benefits will be paid to the participant’s beneficiary.

A participant who terminates service prior to attainment of his/her normal retirement date and has not been terminated for cause will receive an annual benefit determined as provided above. Such benefit will commence on May 1st following the participant’s attainment of age 72. In the event of termination of service due to disability prior to the normal retirement date, the participant will be entitled to a normal retirement benefit payment, determined as though the participant has served as a director until attaining the normal retirement date, commencing on May 1st following attainment of age 72.

In the event of the participant’s death prior to his/her normal retirement date, his/her beneficiary will receive a benefit determined as though the participant had served as director until his/her normal retirement date. In the event of termination for cause, no benefit will be paid under the plan.

Deferred Income Agreements. The Bank maintains deferred income agreements (the “Agreement(s)”) with Directors Donald G. Helliwell, Robert W. Bozenhard, Jr., and George W. Jones (the “Director(s)”). The Agreements allowed the Directors to defer their director fees during the years 1985-1990, and to have such fees, plus interest, paid to the Directors in later years pursuant to the terms of the Agreements. Under the Agreements, the Bank will pay Directors Helliwell and Jones a total sum of $75,930, and Director Bozenhard a total sum of $90,572, in 120 monthly installments of $633 and $755, respectively. Payments commenced to Director Helliwell and Director Jones upon their attainment of age 65, and to Director Bozenhard, Jr. upon his attainment of age 67. In the event a Director should die before 120 payments have been made, the Bank will make the remaining monthly payments to the Director’s designated beneficiary or, if none, to his estate.

Executive Compensation

The following table sets forth the cash compensation paid and bonuses accrued as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 2005 and 2004 to the Chief Executive Officer of the Company and the Bank and the four other executive officers of the Company or the Bank who received total annual compensation in excess of $100,000 (“Named Executive Officers”).

Long-term Compensation
		Annual Compensation			Awards		Payout
Name and Principal Position	Year Ended 12/31(1)	Salary	Bonus	Other Annual Compensation (2)	Restricted Stock Awards	Options/ SARS (#)	LTIP Payouts	All Other Compensation(3)
Richard B. Collins President and Chief Executive Officer	2005 2004	$ 330,022 283,815	$94,044 57,010	$ - -	$ - -	- -	$ - -	$10,500 10,250

Donald F.X. Lynch, Executive Vice President, Chief Financial Officer and Corporate Secretary	2005 2004	163,279 164,163	45,362 32,903	- -	- -	- -	- -	8,164 8,202

Keith E. Harvey Executive Vice President for Operations and Retail Sales	2005 2004	160,898 146,163	37,802 24,468	- -	- -	- -	- -	8,044 7,308

J. Jeffrey Sullivan Executive Vice President and Chief Lending Officer	2005 2004	161,230 151,423	37,802 25,228	- -	- -	- -	- -	8,061 842

John J. Patterson Senior Vice President, Risk Management	2005 2004	133,638 133,252	24,769 17,801	- -	- -	- -	- -	6,682 6,663
__________________________________
(1)     Summary compensation information is excluded for the year ended December 31, 2003 as the Company was not a public company during that year.
(2)   The Company and the Bank also provide certain members of senior management with the use of an automobile, club membership dues and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer.
(3)     Represents employer contributions under the Bank’s 401(k) Plan.

Benefit Plans

Executive Supplemental Compensation Agreements. The Bank has adopted Executive Supplemental Compensation Agreements for Messrs. Collins, Harvey, Lynch and Patterson. The agreements provide that each executive will receive benefits upon attaining normal retirement at age 65 (age 67 for Mr. Collins) or later. The normal retirement benefit is equal to 60% of the executive’s highest three years’ average base salary, reduced by the sum of the following: (i) the executive’s annual benefit on a single life income basis from the Bank’s defined benefit plan; (ii) the executive’s annual benefit on a single life income basis attributable to employer contributions and earnings thereon from the Bank’s 401(k) plan; (iii) the executive’s annual benefit on a single life income basis resulting from participation in a qualified plan with prior employers; and (iv) one half of the executive’s primary Social Security benefit. Benefits under the agreements are payable on a monthly basis over the longer of 180 months or the life of the executive. In the event the executive dies after receiving the first payment and prior to receiving all of the payments under the agreement, the remaining payments will be made to the executive’s designated beneficiary, if any, or to the executive’s estate. Reduced benefits will be paid upon early retirement at age 62 (age 65 for Mr. Collins). Mr. Lynch departed from the Bank on May 5, 2006. In connection therewith, the Bank amended Mr. Lynch's Executive Supplemental Compensation Agreement to provide for an early retirement benefit commencing at age 62.

In the event the executive dies while employed by the Bank, prior to attaining normal retirement age and prior to the first payment date under the agreement, the executive’s beneficiary will be entitled to a lump-sum payment. The Bank intends to fund its obligations under the agreements through insurance and has purchased split-dollar life insurance policies on the lives of the executives. In the event that the insurer cannot meet its obligations under the policies for Messrs. Collins and Harvey, the agreements provide that the corporation will pay the supplemental death benefit. The split-dollar policies will pay lump-sum death benefits of at least $1.2 million and $600,000, respectively, to each of Mr. Collins’ and Mr. Harvey’s beneficiaries. The agreement for Mr. Patterson provides for pre-retirement death benefits equal to the portion of the proceeds of a life insurance policy that exceeds the greater of (i) the cumulative premiums paid towards the policy less the economic benefits charged to the executive as compensation paid by the Bank or (ii) the policy’s cash surrender value.

In the event of disability prior to attaining normal retirement age, the executive will be entitled to supplemental compensation payable on a monthly basis over the longer of 180 months or life, beginning at age 65 (age 62 for Mr. Harvey).

An executive may elect, prior to the calendar year in which payments are to begin, any optional form of payment that is the actuarial equivalent of the benefit and the form of which is provided under the Bank’s pension plan, provided that if the executive elects a lump-sum payment, the Bank may require that such payment be made over a period of up to five years, plus interest compounded annually at 6% per annum on the unpaid balance. The foregoing provisions of the Executive Supplemental Compensation Agreements that permit the executive to elect an optional form of retirement benefit in the year prior to payment will need to be amended and updated prior to December 31, 2006, in order to conform such provisions to changes in the tax laws under new Section 409A of the Internal Revenue Code.

No supplemental compensation will be paid to Messrs. Collins, Harvey or Patterson in the event employment is terminated for any reason other than normal or early retirement, or disability.

For the year ended December 31, 2005, the Bank accrued benefits under the plan in the amounts of $150,171, $8,317, $22,438 and $7,987 for Messrs. Collins, Lynch, Harvey and Patterson, respectively.

Defined Contribution Plan. The Bank maintains a defined contribution retirement plan through the Cooperative Banks Employees Retirement Association (“CBERA”) (the “Plan”). All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours must be enrolled in the Plan and begin making at least the minimum pre-tax contribution of 1% of compensation. Participants may make additional pre-tax contributions up to a total of 50% of compensation, and may also elect to contribute on an after-tax basis (other than the required 1% pre-tax amount). However, the maximum aggregate percentage of compensation that a participant may defer is 50% of compensation. Participants become immediately 100% vested in their employee contributions and earnings thereon. The Bank will make matching contributions equal to 100% of the participant’s first 5% of his elective (pre-tax) or employee (after-tax) contributions. Employees may enter the Plan as of the first day of the month following their date of hire, provided such early enrollees will become eligible to receive the Bank’s matching contributions only after satisfying the Bank’s eligibility requirements. Participants become vested in the Bank’s matching contributions at the rate of 20% per year, starting upon completion of two years of vesting service, and become fully vested after six years. They also become fully vested in the bank matching contributions upon early, normal, or deferred retirement, or death. The Plan permits participants to direct the investment of their accounts into various investment options. Upon attainment of normal retirement age (age 65) or early retirement age (age 62, or age 55 with five years of vesting service, or age 50 with 15 years of vesting service), participants may choose among various retirement benefit options. The normal form of retirement benefit for participants who are not married and who were participants prior to January 1, 1989 is a single life annuity. The normal form of benefit for participants who are married is a 100% joint and survivor annuity. Employees who became participants after December 31, 1988 or who waive the normal form of benefit may elect the following forms of retirement benefit payments: (i) payment of their entire vested account balance in a total distribution or in installments, (ii) payment of their after-tax contributions and transfer of their pre-tax contributions, matching contributions, and all investment earnings to the Bank’s defined benefit plan to be paid as an annuity; (iii) payment of their employee contribution account in a single payment and transfer of their matching contribution account to the Bank’s defined benefit plan to be paid as an annuity; or (iv) transfer their entire account balance to the Bank’s defined benefit plan to be paid as an annuity. The Plan permits loans to participants.

Defined Benefit Pension Plan. The Bank maintains a defined benefit retirement plan offered through CBERA. Employees who have attained age 21 and completed one year of employment during which they worked at least 1,000 hours must be enrolled under the plan. The Bank annually contributes an amount to the plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Participants in the plan become vested in their retirement benefits at the rate of 20% per year, starting upon completion of two years of vesting service, and become fully vested after six years. They also become 100% vested upon early, normal, or deferred retirement, or death. A participant’s retirement benefit is generally based on 0.75% of the participant’s final average compensation (equal to the average of the participant’s highest three consecutive calendar years’ compensation), plus 0.5% of the final average compensation in excess of the participant’s covered compensation (equal to the average of the Social Security Wage Bases in effect during the 35 years prior to the participant’s Social Security normal retirement date), times all years of service from January 1, 1989. In the event an employee participated under a prior plan formula as of December 31, 1988, any accrued benefits under that plan will be added to his benefit under the current plan. Participants who retire early after age 62 will be entitled to an unreduced accrued pension. The normal form of retirement benefit for participants who are not married is a single life annuity. The normal form of retirement benefit for participants who are married is a 100% joint and survivor annuity. However, participants who are married and obtain their spouse’s consent may elect to receive a single cash payment or an annuity. In the event of a participant’s death, benefits normally will be paid to the participant’s spouse unless the spouse consents to an alternative beneficiary in writing, and the participant is at least 35 years old. In the event of death prior to the participant’s attainment of early or normal retirement age, the participant’s spouse may either defer receipt of the benefit until the participant would have reached age 70½ or elect to receive a lump-sum payment. For the 2005 plan year, the Bank made a contribution to the plan of approximately $395,956.

The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 in calendar year 2005, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below:

Final Average	Years of Service and Benefit Payable at Retirement Corporate Table
Annual Compensation	5	10	15	20	25	30

$25,000	$938	$1,875	$2,813	$3,750	$4,688	$5,625
$50,000	$1,908	$3,815	$5,723	$7,630	$9,538	$11,446
$100,000	$5,033	$10,065	$15,098	$20,130	$25,163	$30,196
$150,000	$8,158	$16,315	$24,473	$32,630	$40,788	$48,946
$175,000	$9,720	$19,440	$29,160	$38,880	$48,601	$58,321
$200,000	$11,283	$22,565	$33,848	$45,130	$56,413	$67,696

At December 31, 2005, Messrs. Collins, Lynch, Harvey, Sullivan and Patterson had 4, 32, 21, 2, and 12 years of credited service, respectively, under the plan.

Incentive Plan. The Bank maintains an incentive plan that provides cash awards to employees in years that the Bank attains target performance levels. For purposes of determining awards under the plan, the performance levels in 2005 were weighted 25% to growth in core deposits, 25% to loan growth, and 50% to non-quantitative factors evaluated at the discretion of the Compensation Committee. For 2006, performance levels will be weighted 60% to growth in net income, 20% to growth in deposits and 20% to loan growth. All active regular full-time, reduced full-time, and regular part-time employees of the Bank, other than financial service representatives, who are employed on the day plan payouts are approved are eligible to receive awards under the plan. Awards under the plan range from 0% to 45% of base salary and vary depending on the participant’s position within the Bank. Awards under the plan are distributed during the first quarter of the year following the plan year for which the awards are granted.

For 2005, awards under the plan to Messrs. Collins, Lynch, Harvey, Sullivan and Patterson were $94,044, $45,362, $37,802, $37,802, and $24,769, respectively.

Employment Agreement. The Bank and the Company have entered into an employment agreement with Richard B. Collins, their President and Chief Executive Officer. The agreement has an initial term of three years. Prior to the anniversary date of the agreement, the Board of Directors of the Bank will evaluate Mr. Collins’ performance under the agreement, and will renew the agreement for an additional year so that the remaining term will be three years, unless the Board of Directors gives him notice of nonrenewal at least thirty days and not more than sixty days prior to the anniversary date. The initial base salary for Mr. Collins under the agreement is $340,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Under the agreement, Mr. Collins’ employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in Mr. Collins’ termination or resignation will entitle him to payments of severance benefits following termination of employment. Mr. Collins will be entitled to severance benefits under the employment agreement in the event (A) his employment is involuntarily terminated either prior to or following a change in control (for reasons other than cause, death, disability or retirement), (B) he resigns during the term of the agreement (whether before or after a change in control) following (i) the failure to elect or reelect or to appoint or reappoint him to his executive position, (ii) a significant change in his functions, duties or responsibilities, or change in the nature or scope of his authority, (iii) the liquidation or dissolution of the Bank or the Company that would affect his status, (iv) a reduction in his annual compensation or benefits or relocation of his principal place of employment by more than 25 miles from its location as of the date of the agreement or (v) a material breach of the agreement by the Bank, or (C) he resigns employment at any time during the term of the agreement following a change in control as a result of a failure to renew or extend the agreement, then he would be entitled to a severance payment equal to three times the sum of his base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum. In addition, he would be entitled, at no expense to him, to the continuation of substantially comparable life, medical, dental and disability coverage for 36 months following the date of termination (or if sooner, the date he becomes eligible for Medicare coverage). Mr. Collins will also receive a lump sum cash payment equal to the present value (discounted at 6%) of contributions that would have been made on his behalf by the Bank under its 401(k) plan and employee stock ownership plan and any other defined contribution plans as if he had continued working for the 36-month period following his termination of employment. In the event that his employment has terminated for a reason entitling him to severance payments, Mr. Collins would receive an aggregate severance payment of approximately $1,424,752 based upon his current level of compensation.

Under the agreement, if Mr. Collins becomes disabled or incapacitated to the extent he is unable to perform his duties for six consecutive months, the Bank will continue to pay his salary for the longer of one year, or the remaining term of the agreement, reduced by payments to him under any applicable disability program. In the event of his death, his estate or beneficiaries will be paid his base salary for one year from his death, and will receive continued medical, dental, family and other benefits for one year. Upon retirement at age 65 or such later date determined by the Board of Directors, Mr. Collins will receive only those benefits to which he is entitled under any retirement plan of the Bank to which he is a party.

Upon termination of Mr. Collins’ employment other than in connection with a change in control, he agrees not to compete with the Bank for a period of one year following termination of his employment within 25 miles of any existing branch of the Bank or any subsidiary of the Company, or within 25 miles of any office for which the Bank, or a subsidiary has filed an application for regulatory approval to establish an office.

Change in Control Agreements. The Bank has entered into change in control agreements with two of its executive vice presidents, Keith E. Harvey and J. Jeffrey Sullivan. The agreements provide certain benefits to these individuals in the event of a change in control of the Bank or the Company. Each of the agreements provides for a term of 36 months. Commencing on each anniversary date, the Board of Directors may extend the agreements for an additional year. The agreements provide certain protections against termination without cause in the event of a change in control (as defined in the agreements). These protections are frequently offered by financial institutions, and the Board of Directors has determined that the Bank would be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.

Under each of the agreements, following a change in control of the Company or the Bank, an officer is entitled to a payment if the officer’s employment is involuntarily terminated during the term of the agreement, other than for cause, as defined, death or disability. Involuntary termination includes the officer’s termination of employment during the term of the agreement and following a change in control as the result of a demotion, loss of title, office or significant authority, reduction in the officer’s annual compensation or benefits, or relocation of the officer’s principal place of employment by more than 25 miles from its location immediately prior to the change in control. In addition, for the first 12 months following a change in control, if the Bank (or its successor) fails to renew the agreement, the officer can voluntarily resign and receive the severance payment. In the event that an officer is entitled to receive payments pursuant to the agreement, the officer will receive a cash payment of up to a maximum of two times the sum of his base salary and highest rate of bonuses awarded to him over the prior three years, subject to applicable withholding taxes. Under the proposed agreements, Messrs. Harvey and Sullivan would receive an aggregate of $437,653 and $421,076, respectively, upon a change in control, based upon their current levels of compensation. In addition to the severance payment, each officer is entitled to receive life, medical and dental coverage for a period of up to 24 months from the date of termination (or if sooner, the date on which the officer becomes eligible for Medicare coverage), as well as a lump sum cash payment equal to the present value (discounted at 6%) of contributions that would have been made on his behalf by the Bank under its 401(k) plan and employee stock ownership plan and any other defined contribution plans as if the executive had continued working for the 24-month period following his termination of employment. Notwithstanding any provision to the contrary in the agreement, payments under the agreement are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Employee Stock Ownership Plan and Trust. The Board of Directors of the Bank has adopted an employee stock ownership plan, and the Board of Directors of the Company has ratified the loan to the employee stock ownership plan. Employees who are at least 21 years old with at least one year of employment with the Bank are eligible to participate. The employee stock ownership plan trust borrowed funds from the Company and used those funds to purchase 641,301 shares of Company common stock in the Company’s initial public offering. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Bank discretionary contributions to the employee stock ownership plan over a period of 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan vest at the rate of 20% per year, starting upon completion of two years of credited service, and are fully vested upon completion of six years of credited service, with credit given to participants for years of credited service with the Bank’s mutual predecessor. A participant’s interest in his account under the plan will also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable generally in the form of common stock, or to the extent participants’ accounts contain cash, benefits are paid in cash. Pursuant to SOP 93-6, the Company is required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

Stock Options. Except for the Incentive Plan to be considered by stockholders at the Annual Meeting, the Company has not previously adopted an option plan for the award of options exercisable for shares of common stock of the Company, and no such options were outstanding at December 31, 2005 or exercised in the year ended December 31, 2005.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. The balance of loans outstanding to directors, executive officers and their related interests amounted to $809,901 as of the record date. The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

PROPOSAL 2—APPROVAL OF THE 2006 UNITED FINANCIAL BANCORP, INC. STOCK-BASED INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan (the “Incentive Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix B.

General

The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 1,180,330 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights and restricted stock awards, provided that no more than 337,237 shares may be issued as restricted stock awards, and no more than 843,093 shares may be issued pursuant to the exercise of stock options.

The Incentive Plan will be administered by a committee (the “Committee) appointed by the Chairman of the Board of Directors, which will include two or more disinterested directors of the Company who must be “non-employee directors,” as that term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan’s purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Company’s common stock as reported on the NASDAQ National Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. However, if the Company’s common stock is not reported on the NASDAQ stock market (or over-the-counter market), fair market value will mean the average sale price of all shares of Company common stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Company common stock sold during the 90-day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the

Company that was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights.  Stock appreciation rights may be granted in tandem with stock options and give the recipient the right to receive a payment in Company common stock of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement. Stock appreciation rights will not be granted unless (i) the stock appreciation right is settled solely in Company common stock; and (ii) there is no further ability to defer the income received on the exercise of the stock appreciation right.

Stock Awards. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and the Securities Exchange Act of 1934, as amended. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant’s death.

The Incentive Plan generally, as well as the granting and vesting of awards under the Incentive Plan specifically, are subject to applicable OTS regulations.

Change in Control. Upon the occurrence of an event constituting a change in control of the Company as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding will vest free of restrictions.

Tax Consequences

The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

There are nine outside directors of the Company (excluding retiring directors Helliwell and Jones) and 193 employees eligible to participate in the Incentive Plan. The amount of stock awards or stock options to be allocated to Named Executive Officers, non-executive directors or non-executive employees are indeterminable at this time.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Grant Thornton, LLP to be the Company’s independent registered public accounting firm for the 2006 year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Grant Thornton, LLP for the Company’s year ending December 31, 2006. A representative of Grant Thornton, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Audit Fees. During 2005 the fees billed for professional services rendered by Grant Thornton, LLP were $444,023. Such fees include fees related to the Company’s filing of the registration statement on Form S-1 of $226,273 and the audit of the Company’s annual financial statements and for the review of the consolidated financial statements, including the Company’s quarterly reports on Forms 10-Q, of $217,750. During 2004, the fees billed for professional services rendered by Grant Thornton, LLP for the audit of the Company’s annual financial statements were $195,000.

Audit-Related Fees. During 2005 there were no fees billed for professional services by Grant Thornton, LLP that are reasonably related to the performance of the audit. During 2004, fees billed for professional services by Grant Thornton, LLP related to the Bank’s mutual holding company reorganization were $17,198.

Tax Fees. During the past two years the fees billed for professional services by Grant Thornton, LLP for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $20,907 for 2005 and $9,000 for 2004. All tax fees billed by Grant Thornton, LLP during 2005 were pre-approved by the Audit Committee.

All Other Fees. There were no fees billed to the Company by Grant Thornton, LLP during the past two fiscal years that are not described above.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in 2005 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of Grant Thornton, LLP as the independent registered public accounting firm for the 2006 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The Board of Directors recommends a vote “FOR” the ratification of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the 2006 year.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 95 Elm Street, West Springfield, Massachusetts 01089, no later than February 15, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is April 19, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than April 13, 2007.

MISCELLANEOUS

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO DENA M. HALL, VICE PRESIDENT, UNITED FINANCIAL BANCORP, INC., 95 ELM STREET, WEST SPRINGFIELD, MASSCHUSETTS 01089, OR CALL AT 413-787-1700.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Diane P. Wilson

Diane P. Wilson
Corporate Secretary

West Springfield, Massachusetts
June 12, 2006

APPENDIX A

UNITED FINANCIAL BANCORP, INC.

Audit Committee Charter

I. Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of United Financial Bancorp, Inc. (the “Company”). Its primary function is to assist the Board in monitoring:

•	the integrity of the Company’s financial statements
•	the qualifications and independence of the Company’s independent auditor
•	the performance of the Company’s internal audit function and independent auditor
•	the Company’s disclosure controls and system of internal controls over financial reporting

The Committee should foster adherence to, and encourage continuous improvement of, the Company’s policies, procedures and practices. The Committee should also provide an open avenue of communication among financial and senior management, the internal audit function, the independent auditor and the Board.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will report regularly to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

II. Composition and Meetings

The Committee shall be comprised of at least three members, as determined by the Board. Each Committee member shall be an independent director of the Board, as defined by all applicable rules and regulations, including the listing standards of Nasdaq, and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with criteria established by the Nasdaq Stock Market, Inc. and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as may be required by the SEC.

The members of the Committee shall be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least quarterly or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Committee, absent members of management and on such terms and conditions as the Committee may choose. As part of its responsibility to foster open communication, the Committee will meet periodically with management, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of those parties believe should be discussed privately. The Committee will meet quarterly with the independent auditor and management to discuss the Company’s financial statements.

III. Duties and Responsibilities

The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

•
Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•
Review and discuss with management and the independent auditor the certifications of the Company’s chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.

•
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Review and discuss quarterly reports from the independent auditor on:
(a)    all critical accounting policies and practices used or to be used;
(b)   all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
(c)   other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
•
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.
•
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•
Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company’s financial statements, and the adequacy of disclosures regarding such matters in the Company’s financial statements and SEC filings.

•
Review with management and the independent auditor and pre-approve all related-party transactions and determine that all required disclosures are included in the Company’s annual report and annual proxy statement.

•
Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Independent Auditor

•
Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing an audit report on the Company’s financial statements or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event they arise.

•	Consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence.
•	Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.
•	Obtain and review a report from the independent auditor at least annually regarding:
(a)   the internal quality control procedures of the independent auditor’s firm;
(b)   any material issues raised by the most recent internal quality control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
(c)   all relationships between the independent auditor and the Company.
•
Review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company’s pre-approval policy.

•
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. Employees or former employees of the independent auditor who participated in any capacity in the audit of the Company will not be hired by the Company unless (a) it is determined that such a hiring would not violate any rules and regulations and (b) the hiring is pre-approved by the Board.

Internal Audit

•	Review and advise on the appointment and replacement of the senior internal audit executive, if any.
•	Review activities, organizational structure and qualifications of the internal audit function.
•	Review the significant reports to management prepared by the internal auditor and management’s responses.
•	Review the internal audit charter, if any, annually and recommend changes, if any.
•	Review periodically with the independent auditor the budget, staffing and responsibilities of the internal audit function.

•	Review periodically with the internal auditor any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function’s work.

Other Responsibilities

•
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports that raise material issues regarding the Company’s financial statements or accounting policies.

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV. Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

UNITED FINANCIAL BANCORP, INC.

2006 STOCK-BASED INCENTIVE PLAN

1.    PURPOSE OF PLAN.

The purposes of this 2006 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of United Financial Bancorp, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.       DEFINITIONS.

(a)          “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.
(b)          “Award” means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.
(c)          “Award Agreement” means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.
(d)          “Bank” means United Bank and any successor to United Bank.
(e)          “Board of Directors” means the board of directors of the Company.
(f)           “Change in Control” means a change in control of a nature that:

(i)
would be required to be reported in response to Item 5.01 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)
results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(iii)
without limitation such a Change in Control shall be deemed to have occurred at such time as: (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement is distributed soliciting proxies from stockholders of the

Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which shares of the Company are exchanged for or converted into cash or property or securities not issued by the Company pursuant to such plan of reorganization or merger; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company’s mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

(g)	“Code” means the Internal Revenue Code of 1986, as amended.

(h)	“Committee” means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

(i)	“Common Stock” means the common stock of the Company, par value $0.01 per share.

(j)	“Company” means United Financial Bancorp, Inc. the stock holding company of the Bank, and any entity that succeeds to the business of United Financial Bancorp, Inc.

(k)	“Director Emeritus” means a former member of the Board who has been appointed to the status of Director Emeritus by the Board of the Company or the Bank.

(l)
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Section 22(e)(3) of the Code.

(m)	“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)	“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(p)
“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market (or over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market (or over the counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

(q)	“Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

(r)
“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

(s)	“OTS” means the Office of Thrift Supervision.

(t)	“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

(u)	“Outside Director” means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

(v)	“Participant” means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

(w)	“Plan” means this United Financial Bancorp, Inc. 2006 Stock-Based Incentive Plan.

(x)	“Restricted Stock” means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

(y)	“Restricted Stock Award” means an Award of shares of Restricted Stock granted to an individual pursuant to Section 6(c) of the Plan.

(z)
“Retirement” means retirement from employment or service on or after any of the following: (i) the attainment of age 65 by an Employee or Outside Director; (ii) the attainment of age 55 and the completion of 15 years of employment or service as an Employee or Outside Director; or (iii) the completion of 25 years of employment or service as an Employee or Outside Director; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors, shall not be deemed to have retired until both service as an Employee and as a member of the Board of Directors has ceased. An Outside Director will be deemed to have retired under the provisions of this Plan only if the Outside Director has terminated service on the Board(s) of Directors of the Company and any Affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the Outside Director’s intention to retire.

(aa)	“Stock Appreciation Right” means the right, as defined in Section 6(b), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.      ADMINISTRATION.

(a)       Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Chairman of the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or Options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Options or rights.

(b)       Role of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;

(ii)	determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

(iii)	interpret the Plan and Award Agreements (as defined below); and

(iv)	make all other decisions related to the operation of the Plan.

(c)      Award Agreements. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;

(ii)	the Exercise Price for any Option;

(iii)	the number of shares or rights subject to the Award;

(iv)	the expiration date of the Award;

(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.       ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

(a)   Shares Available. Subject to the provisions of Section 8, the capital stock that may be delivered under this Plan shall be shares of the Company’s Common Stock, which may be issued directly by the Company from authorized but unissued shares or treasury shares or shares purchased by the Plan in the open market.

(b)       Share Limits. Subject to adjustments, if any, provided in Section 9, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 1,180,330 shares. The following limits also apply with respect to Awards granted under this Plan:

(i)
Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 843,093 shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 843,093. The maximum number of Stock Options that may be awarded to any Employee is 252,927 Stock Options. For these purposes, only the net number of shares issued pursuant to the exercise of a Stock Option are counted against the maximum number of shares.

(ii)	Subject to adjustment pursuant to Section 9 hereof, the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 337,237 shares.

(c)        Reissue of Awards and Shares. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

(d)       Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.       AWARDS.

The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

(a)         Stock Options. The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)
Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)
for no consideration to: (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

(3)
For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)        Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:
(1)
If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)
To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)
Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(b)    Stock Appreciation Rights. A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable award agreement. No Stock Appreciation Right shall be granted unless (i) the Stock Appreciation Right is settled solely in Common Stock of the Company and (ii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right.

(c)    Restricted Stock Awards. The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)
The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)           Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(3)
If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)
Issuance of Certificates. The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the United Financial Bancorp, Inc. 2006 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and United Financial Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of United Financial Bancorp, Inc.”

This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(c) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv)
Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

(v)	Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.       PAYMENTS; CONSIDERATION FOR AWARDS.

(a)    Payments. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose.

(b)    Consideration for Awards. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(i)	cash, check payable to the order of the Company, or electronic funds transfer;

(ii)	the delivery of previously owned shares of Common Stock;

(iii)	reduction in the number of shares otherwise deliverable pursuant to the Award; or

(iv)
subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 10(e), or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.       EFFECT OF TERMINATION OF SERVICE ON AWARDS.

(a)        General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual’s death, Disability or Retirement.

(b)        Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(c)           Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

9.        ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

(a)     Adjustments. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in its sole discretion, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

(i)
proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(ii)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

(b)    Valuation Methodologies. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

(c)    Committee Action. Upon any of the events set forth in Section 9(a), the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9(a)(i) above shall nevertheless be made.

(d)    Automatic Acceleration of Awards. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

10.     MISCELLANEOUS PROVISIONS.

(a)    Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan,

the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

(b)    Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

(c)    No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10(c), however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

(d)    Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)    Tax Withholding. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

(i)
require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)
deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 10(a)) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by the number of shares necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, valued in a consistent manner at their Fair Market Value. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee’s approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

(f)    Effective Date, Termination and Suspension, Amendments. This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(i)
Termination; Amendment. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(ii)
Stockholder Approval. Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

(iii)
Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 9 shall not be deemed to constitute changes or amendments for purposes of this Section 10(f).

(g)        Governing Law; Compliance with Regulations; Construction; Severability.

(i)
Governing Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent that federal law shall apply.

(ii)
Federal Regulations. This Plan is subject to the requirements of 12 C.F.R. Part 575. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the Company’s mutual holding company to fail to qualify as a mutual holding company under applicable federal regulations.

(iii)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(iv)
Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(h)    Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(i)    Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

[Signature page follows]

IN WITNESS WHEREOF, United Financial Bancorp, Inc. has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested as of the __________ day of ___________________, 2006.

Date Approved by Stockholders:__________________________

Effective Date: __________________________________
ATTEST:	UNITED FINANCIAL BANCORP, INC.

Secretary

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY UNITED FINANCIAL BANCORP, INC.
		For	With- hold	For All Except
ANNUAL MEETING OF STOCKHOLDERS JULY 20, 2006	1. The election as Directors of all nominees listed below, each to serve for a three-year term.	☐	☐	☐

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of United Financial Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts 01115 on July 20, 2006, at 10:00 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

Kevin E. Ross
Robert A. Stewart, Jr.
Thomas H. Themistos

INSTRUCTION:To withhold authority to vote for any individual - nominee, mark “For All Except”and write that nominee’s name in the space provided below.

		For	Against	Abstain
	2. The approval of the 2006 United Financial Bancorp, Inc. Stock-Based Incentive Plan.	☐	☐	☐

	3. The ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the Company for the year ending December 31, 2006.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below	Date
Stockholder sign above	Co-holder (if any) sign above)

^ Detach above card, sign, date and mail in postage paid envelope provided. ^
UNITED FINANCIAL BANCORP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above-signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated June 12, 2006 and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.